Share-Based Payments - Summary of Details of Share Based Payment Arrangement BCE 2010 (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2017
BCE2010 [Member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Description of payment entitlement	The number of shares takes into account an exercise parity adjusted by the division by 15 of the nominal value of the shares decided by the general meeting on December 9, 2011; each BCE2010 warrant now gives the right to subscribe to 15 new shares instead of 1 new share. For the same reason, the exercise price of each BCE2010 plan was adjusted as a result and is thus equal to 1/15th of the price initially determined by the general meeting that authorized each of the plans